                     TRANSAMERICA PARTNERS FUNDS GROUP II

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Funds solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal I were as follows:

Proposal I: To elect Board Members:
___________

       Proposed
        Trustee                 For         Against/ Withheld Abstentions Broker Non-Votes
------------------------ ------------------ ----------------- ----------- ----------------
Thomas A. Swank          $1,956,690,637.580 $155,572,290.002      --             --

Alan F. Warrick          $1,956,814,977.013 $155,447,950.568      --             --

Sandra N. Bane           $1,957,885,646.133 $154,377,281.448      --             --

Leo J. Hill              $1,956,863,481.284 $155,399,446.297      --             --

David W. Jennings        $1,957,340,159.894 $154,922,767.687      --             --

Russell A. Kimball, Jr.  $1,957,117,796.131 $155,145,131.451      --             --

Eugene M. Mannella       $1,957,097,026.778 $155,165,900.804      --             --

Norman R. Nielsen        $1,957,068,207.417 $155,194,720.165      --             --

Joyce G. Norden          $1,957,884,313.852 $154,378,613.730      --             --

Patricia L. Sawyer       $1,957,991,817.842 $154,271,109.739      --             --

John W. Waechter         $1,957,290,937.511 $154,971,990.071      --             --

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II and Proposal III were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     ------------------ -----------------  -----------------  -----------------
     $1,907,520,183.592  $43,172,214.789   $161,570,529.201          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     ------------------ -----------------  -----------------  -----------------
     $1,903,598,648.939  $43,728,896.742   $164,935,381.900          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     ------------------ -----------------  -----------------  -----------------
     $1,903,958,985.455  $46,395,881.641   $161,908,060.485          --

Proposal III: To approve a new sub-advisory agreement with a new sub-advisor:
____________

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $156,116,344.501     $939,675.845      $13,384,021.148          --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                 Transamerica Partners Institutional Balanced

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $4,212,887.263       $35,398.722       $413,567.640            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $4,212,887.263       $35,398.722       $413,567.640            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $4,212,887.263       $35,398.722       $413,567.640            --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                 Transamerica Partners Institutional Core Bond

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $267,063,353.730    $8,386,159.709     $23,779,612.007          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $263,813,048.344    $8,407,876.708     $27,008,200.395          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $263,841,575.958    $11,607,937.482    $23,779,612.007          --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
             Transamerica Partners Institutional High Quality Bond

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $54,001,460.759    $4,271,945.583      $134,175.639            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $53,856,646.832    $4,357,428.510      $193,506.639            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $53,915,956.663    $4,357,449.679      $134,175.639            --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
              Transamerica Partners Institutional High Yield Bond

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $152,522,694.474    $4,650,283.841     $12,271,791.947          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $152,594,967.126    $4,537,462.726     $12,312,340.409          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $152,605,801.761    $4,530,817.175     $12,308,151.325          --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
      Transamerica Partners Institutional Inflation-Protected Securities

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $76,432,957.188    $8,108,667.997     $3,569,882.694           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $76,448,550.201    $8,101,126.877     $3,561,830.800           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $76,447,754.712    $8,101,922.366     $3,561,830.800           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
             Transamerica Asset Allocation - Intermediate Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $85,660,479.426     $637,346.401      $17,073,841.971          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $85,542,440.103     $797,599.346      $17,031,628.349          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $85,627,619.152     $658,582.107      $17,085,466.539          --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
           Transamerica Asset Allocation - Intermediate/Long Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $63,039,179.397     $214,503.370      $11,275,719.350          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $62,958,137.950     $186,406.022      $11,384,858.144          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $63,002,896.781     $219,917.891      $11,306,587.444          --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
           Transamerica Partners Institutional International Equity

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $71,218,888.274     $324,740.407      $4,977,962.733           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $71,234,187.554     $324,808.234      $4,962,595.625           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $71,231,597.937     $320,190.687      $4,969,802.789           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                Transamerica Partners Institutional Large Core

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $3,452,931.901       $6,153.626        $251,536.174            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $3,456,010.135       $3,075.393        $251,536.174            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $3,452,931.901       $3,075.393        $254,614.408            --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
               Transamerica Partners Institutional Large Growth

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $111,167,643.895       $417.647        $8,349,805.282           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $111,170,983.280       $417.647        $8,346,465.898           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $111,170,983.280       $417.647        $8,346,465.898           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                Transamerica Partners Institutional Large Value

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $86,345,609.224      $60,045.962      $1,524,359.522           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $86,345,609.224      $60,045.962      $1,524,359.522           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $86,345,609.224      $60,045.962      $1,524,359.522           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                 Transamerica Asset Allocation - Long Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $38,941,487.425     $363,420.594      $9,813,630.737           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $38,866,752.494     $452,341.112      $9,799,445.150           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $38,993,638.630     $378,583.387      $9,746,316.738           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                Transamerica Partners Institutional Mid Growth

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,468,350.770        $11.348         $227,745.588            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,468,350.770        $11.348         $227,745.588            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,468,350.770        $11.348         $227,745.588            --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                 Transamerica Partners Institutional Mid Value

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $165,431,873.434    $3,203,502.440     $7,936,784.132           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $165,281,750.425    $3,302,451.429     $7,987,958.152           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $165,230,697.211    $3,242,524.014     $8,098,938.783           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
               Transamerica Partners Institutional Money Market

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II and Proposal III were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $150,417,255.018    $6,698,593.146     $13,324,193.331          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $150,355,249.881    $6,764,323.081     $13,320,468.533          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $150,420,954.959    $6,680,717.653     $13,338,368.883          --

Proposal III: To approve a new sub-advisory agreement with a new sub-advisor
____________

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $156,116,344.501     $939,675.845      $13,384,021.148          --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                 Transamerica Asset Allocation - Short Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,932,364.282     $717,522.560      $5,884,682.989           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,874,477.991     $846,687.896      $5,813,403.944           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $31,931,898.168     $594,703.668      $6,007,967.994           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
          Transamerica Asset Allocation - Short/Intermediate Horizon

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $25,273,599.663     $248,392.472      $2,920,818.413           --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $25,238,116.410     $290,076.325      $2,914,617.813           --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $25,118,733.081     $346,719.205      $2,977,358.261           --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                Transamerica Partners Institutional Small Core

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $23,484,544.447     $142,554.584       $630,497.544            --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $23,484,544.447     $142,554.584       $630,497.544            --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $23,484,544.447     $142,554.584       $630,497.544            --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
               Transamerica Partners Institutional Small Growth

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,380,099.386          --                 --                 --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,380,099.386          --                 --                 --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $10,380,099.386          --                 --                 --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                Transamerica Partners Institutional Small Value

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $12,519,283.307          --                 --                 --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $12,519,283.307          --                 --                 --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
      $12,519,283.307          --                 --                 --

                     TRANSAMERICA PARTNERS FUNDS GROUP II
                Transamerica Partners Institutional Stock Index

                         RESULTS OF SHAREHOLDER PROXY

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on February 26, 2013, the results of Proposal II were as follows:

Proposal II: To approve changes to the fundamental investment policies:
___________

   Proposal II.A -- Underwriting

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $442,553,240.330    $5,102,554.382     $37,209,921.508          --

   Proposal II.B -- Real Estate

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $442,496,555.818    $5,118,804.822     $37,250,355.580          --

   Proposal II.C -- Concentration

                                                                 Broker Non-
            For              Against          Abstentions           Votes
     -----------------  -----------------  -----------------  -----------------
     $442,555,170.865    $5,114,312.672     $37,196,232.683          --